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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report: October 19, 2001

WILD OATS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21577	84-1100630
(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)

3375 Mitchell Lane
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)

(303) 440-5220
(Registrant's telephone number, including area code)

TABLE OF CONTENTS

Page
Item 5. Other Events.
SIGNATURES

Item 5. Other Events

    The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on October 18, 2001.

Exhibits
Exhibit 99.1	Press Release of the Registrant Dated October 18, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of October 2001.

                      WILD OATS MARKETS, INC.

By /s/	Freya R. Brier Executive Officer

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TABLE OF CONTENTS
  Item 5. Other Events
SIGNATURES